UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 8, 2003
                                                 -----------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




                DELAWARE                                   46-0476193
 ----------------------------      -----------         -----------------
 (State or other jurisdiction     (File number)         (I.R.S. Employer
    of incorporation)                                 Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                 92590
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(Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:  (909) 694-9940
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          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C)  Exhibits

             99   Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 8, 2003                   TEMECULA VALLEY BANCORP INC.


                                     By:  /S/ Stephen H. Wacknitz
                                         ---------------------------------------
                                         Stephen H. Wacknitz
                                         President and Chief Executive Officer



                                     By:  /S/ DONALD A. PITCHER
                                         ---------------------------------------
                                         DONALD A. PITCHER
                                         Senior Vice President
                                         Chief Financial Officer




                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION                         PAGE NO.
-----------                    -----------                         --------

99                             Press Release                          3